Exhibit 2.1

Dated the 12th of October, 2004

INVESTNET INC.

and

JIANG JIN BIAO

and

CHAMPION AGENT LIMITED

ACQUISITION AGREEMENT

THIS AGREEMENT made effective the 12th day of October, 2004.

BETWEEN

Investnet, Inc.
a business corporation duly incorporated and validly existing
under the laws of the State of Nevada, with its business address at
1403 East 900 South, Salt Lake City, Utah 84105, USA

("**INVESTNET**")

AND

JIANG JIN BIAO
a citizen of the People's Republic of China,
with address at Room 408, Fu Xing Plaza, No. 109 Yan Dang Road
Shanghai 20020, People's Republic of China

("**JIANG**")

AND

Champion Agent Limited
a corporation duly incorporated and validly existing
under the laws of the British Virgin Islands, with its registered address at
P.O. Box 957, Offshore Incorporations Centre
Road Town, Tortola, British Virgin Islands

("**CAL**")

WHEREAS:

A. INVESTNET is a business corporation incorporated in the State of Nevada, whose common shares are traded on the Over the Counter Bulletin Board of NASD ("OTCBB");

B. Jiang Jin Biao owns 100% equity interest of CAL;

C. CAL is a business corporation incorporated in the British Virgin Islands, which wholly owned □□□□□□□□□□□□□□□ **DSI Computer Technology Co., Limited** ("**DSI**"), a Wholly-owned Foreign Enterprise incorporated in the People's Republic of China.

NOW, THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the Parties, and intending to be legally bound, the Parties covenant and agree as follows:

Article One
Shares Exchange Between the Parties

1.1 Subject to the terms and conditions set forth herein, JIANG agrees to transfer (the "Transfer") to INVESTNET 100% equity interest of CAL (the "Transferred Equity"), in exchange for the common shares of INVESTNET to be issued to JIANG by INVESTNET as provided herein.

1.2 To effect the transaction under this Agreement, INVESTNET shall issue to JIANG and/or his nominees the amount of common shares of INVESTNET which is equivalent to USD 600,000 in value, upon completion of the Transfer of ownership of CAL to INVESTNET.

1.3 The closing of the transaction contemplated hereby (the "Closing") shall take place on a date and at such time as the parties may agree (the "Closing Date") but in any event not later than 90 days after the date of this Agreement. Such Closing shall take place at mutually agreed time and place. At the Closing, INVESTNET shall issue to JIANG the INVESTNET Shares. . The price of the common stock of INVESTNET Shares at the time of Closing shall be valued at the arithmetical average of the five (5) days of closing share prices prior to Closing Date.

1.4 JIANG shall have the right to appoint on the date of execution of this Agreement one director to INVESTNET Board.

Article Two
Representations and Warranties of INVESTNET

2.1 Immediately prior to this Agreement, INVESTNET has a total of 35,457,750 shares issued and outstanding, all in one class of common shares. In addition, INVESTNET has no options, warrants or other instrument convertible into shares.

2.2 INVESTNET represents and warrants to JIANG that INVESTNET is a corporation duly organized, validly existing and in good standing in all aspect under the laws of the State of Nevada and those of the United States applicable thereto, including without limitation to, the laws, regulations, rules, provisions and policies applicable to or in respect of the past and current compliance of INVESTNET.

2.3 INVESTNET represents and warrants that it is in good standing under the United States Securities and Exchange Commission (the "SEC") and NASD rules and has been consistently in compliance with all applicable foreign, federal and state law, rules and regulations, including, without limitation, the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act of 1933, as amended (the "Securities Act") and SEC and NASD requirements for its common shares to be and continue to be traded.

2.4 INVESTNET represents and warrants that there is no action, claim, lawsuits, proceeding or investigation pending or threatened against INVESTNET or its business or propriety of the transactions contemplated by this Agreement.

2.5 INVESTNET represents and warrants that neither itself nor any of its current or former directors, officers has been the subject of investigation or any disciplinary action by the SEC or NASD for a minimum of five 5 years immediately prior to the execution of this Agreement.

2.6 INVESTNET has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; all approval and consent required in respect of the transactions hereunder have been given to and obtained by INVESTNET, and no further consent, approval or action or proceeding on the part of INVESTNET, its shareholders or its directors is required; the execution, delivery and performance of this Agreement by INVESTNET and its directors have been duly and validly approved by INVESTNET, its directors and shareholders pursuant to the Certificate of Incorporation and By-Laws of INVESTNET.

2.7 INVESTNET's common shares are quoted on the OTCBB under the symbol "IVNE" and the Company will retain such quotation on the OTCBB until the Closing of the transactions contemplated herein. The execution, delivery and performance of this Agreement by INVESTNET will not violate any laws, regulations, rules, provisions or policies, including without limitation, SEC and NASD rules, provisions and policies. Nothing contained and contemplated herein will adversely affect the current and post-transaction listing status and privileges of INVESTNET's common shares traded on OTCBB.

Article Three
Representations, Warranties and Undertaking of JIANG

Except clause 3.1 and where applicable, the meaning of CAL in this article shall refer to CAL and its wholly owned subsidiary DSI. For the avoidance of doubt, this meaning shall be applicable in this article only.

JIANG is the owner of CAL hereby represents, and undertakes to INVESTNET (to the intent that the provisions of this Clause shall continue to have full force and effect notwithstanding Completion) as follows:

3.1 <u>Corporate Matters</u>

(1) CAL has been duly incorporated and is validly existing under the laws of British Virgin Islands and has full power, authority and legal right to own its assets and carry on its business and is not in receivership or liquidation, it has taken no steps to enter liquidation and no petition has been presented for winding up CAL and there are no grounds on which a petition or application could be based for the winding up or appointment of a receiver of CAL.

(2) DSI is the only subsidiary of CAL and CAL has no shares in any other company.

(3) The Register of Members and all other statutory books of CAL are up to date and contain true, full and accurate records of all matters required to be dealt with therein and CAL has not received any notice of any application or intend application under the Companies Ordinance for rectification of the Company's register and all annual or other returns

required to be filed with the Companies Registry have been properly filed within any applicable time limit and all legal requirements relating to the formation of CAL.

3.2 Trading and General Commercial Matters

(1) CAL is not a party to (i) any contract materially or adversely affecting its business or assets or restricting CAL's freedom of action in relation to its normal business activities; and (ii) any contracts not made in the ordinary course of business;

(2) There are no contracts or obligations, agreements or arrangements to which CAL is a party or by which CAL is bound which are void, illegal, unenforceable, registrable or notifiable under or contravening any laws or regulations.

(3) There are no agreements concerning CAL which can be terminated or which have been terminated or under which the rights of any person are liable to be materially adversely affected as a result of a change in control of DSI or in the composition of the Board of Directors of DSI.

(4) JIANG has no material capital commitments.

(5) JIANG undertakes to procure that the existing Directors or Shareholder shall not call for the repayment of the Director's or Shareholder's Loan of CAL.

(6) CAL is not the subject of any official investigation or inquiry and there are no facts which are likely to give rise to any such investigation or inquiry.

(7) CAL has at all times carried on its business in compliance with all applicable laws and regulations and neither CAL, nor any of its officers or employees, has committed any criminal offence or any tort or any breach of the requirements or conditions of any statue, treaty, regulation, bye-law or other obligation relating to CAL or the carrying on of its business and without prejudice to the generality of the foregoing DSI has obtained all licenses and consents necessary for the carrying on of its business and without prejudice to the generality of the foregoing CAL Company has obtained all licenses and consents are valid and subsisting and there is no reason why any of them should be suspended, cancelled or revoked.

(8) CAL has given no powers of attorney and no other authority express, implied or ostensible which is still outstanding or effective to any person to enter into any contract or commitment to do anything on its behalf other than the authority of employees to enter into routine trading contracts in the normal course of their duties.

(9) RESERVED.

(10) RESERVED

3.3 Confidential Information

(1) CAL does not use any processes and is not engaged in any activities which involve the misuse of any know-how, lists of customer or suppliers, trade secrets, technical processes or other confidential information ("Confidential Information") belonging to any third party. There has

been no actual or alleged misuse by any person of any of its Confidential Information. CAL has not disclosed to any person any of its Confidential Information except where such disclosure was properly made in the normal course of CAL's business and was made subject to an agreement under which the recipient is obliged to maintain the confidentiality of such Confidential Information and is restrained from further disclosing it or using it other than for the purposes for which it was disclosed by CAL.

3.4 Intellectual Property Rights

(1) CAL does not use any processes and is not engaged in any activities which infringe any patents, copyrights, trademarks, designs, business names or other registerable or unregisterable intellectual property rights ("Intellectual Property Rights") of any third party.

3.5 Litigation

(1) CAL is not involved whether as plaintiff or defendant or otherwise in any civil, criminal or arbitration proceedings (apart from debt collecting in the ordinary course of business) or in any proceedings before any tribunal and no such proceedings are threatened or pending. There are no facts or circumstances which are likely to result in any such proceedings being brought by or against CAL or against any person for whose acts or defaults CAL may be vicariously liable.

(2) There is no unsatisfied judgment, court order or tribunal or arbitral award outstanding against CAL and no distress, execution or process has been levied on any part of its business or assets.

3.6 Employment Matters

(1) There is no past, existing, threatened or pending dispute involving CAL and any group or category of its employees and there is no arrangement between CAL and any trade union or organization representing any such employees.

(2) No circumstances have arisen under which CAL is required to pay, or is likely to be required to pay, damages in relation to the dismissal of or to reinstate or re-engage any former employee.

(3) There are no existing service or other agreements or contracts between CAL and any officers or employees which cannot be fairly and properly terminated by three (3) calendar months' notice or less without giving rise to any claim for damages or compensation and DSI has no scheme or arrangement for the payment of bonuses to employees and CAL has complied with all its obligations under all ordinances and regulations, codes, orders, awards and agreements in connection with its employees.

3.7 Accuracy of Information Provided

(1) All information contained in this Agreement (including the recitals) is true and accurate.

(2) All written information given to INVESTNET by JIANG during the negotiations prior to this Agreement was when given, and is at the date hereof, true and accurate and there is no fact, matter or circumstance which has not been disclosed in writing to INVESTNET which

renders any such information untrue, inaccurate or misleading or which might reasonably affect the willingness of INVESTNET to proceed with this Agreement.

3.8 General

(1) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the breach or cancellation or termination of any of the terms or conditions of or constitute a default under any agreement, commitment or other instrument to which CAL is a party or by which CAL or its property or assets may be bound or affected or violate any law or any rule or regulation of any administrative agency or government body or any order, writ, injunction or decree of any court, administrative agency or governmental body affecting CAL.

3.9 Unless the context requires otherwise, the representations, warranties and undertakings contained in this Agreement in relation to DSI shall be deemed to be repeated mutatis mutandis.

3.10 JIANG has the full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All approval, consent required in respect of the transaction hereunder have been given and have been obtained by JIANG. No further consent, approval or action or proceeding on the part of JIANG is required.

3.11 JIANG acknowledges that INVESTNET and CAL in entering into this Agreement are relying on the above representations and undertakings and that INVESTNET and DSI shall be entitled to treat the same as conditions of this Agreement.

3.12 JIANG hereby undertakes to indemnify and keep indemnified INVESTNET and CAL against any loss or liability suffered by INVESTNET and CAL as a result of or in connection with any breach of any of the said representations, and undertakings including any costs and expenses incurred as a result of such breach provided that the indemnity contained in this Clause shall be without prejudice to any other rights and remedies of INVESTNET and CAL in relation to any such breach of representation, or undertaking and all such other rights and remedies are hereby expressly reserved to INVESTNET and CAL.

Article Four
Covenants

4.1 This Agreement shall enter into force and be binding on the Parties as from the date first above written.

4.2 The Parties shall cooperate and work with each other in good faith to provide to each other with all information necessary to enable the Parties to complete their respective due diligence.

4.3 The Parties shall cooperate in order to comply with all legal and regulatory provisions required to maintain and continue the trading status of the common shares of INVESTNET at NASD.

Article Five
Miscellaneous Provisions

5.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong SAR.

5.2 Any and all disputes arising out of or in connection with this Agreement, or in respect of any defined legal relationship associated therewith or derived there from, shall be first addressed through consultation and/or mediation. Disputes unresolved through consultation and mediation shall be referred to and finally resolved by arbitration under the Rules of the International Chamber of Commerce ("ICC Rules") as those rules may be amended and replaced from time to time, at the Hong Kong International Arbitration Centre, Hong Kong SAR.

5.3 The arbitration tribunal shall consist of three (3) arbitrators to be named and appointed in accordance with the applicable ICC Rules. For the avoidance of doubt, each INVESTNET and CAL Shareholder acting jointly shall have the right to name one (1) arbitrator and the chairman and the third arbitrator of the tribunal shall be appointed pursuant to the applicable rules of procedure. The final award of the arbitration tribunal shall be final and binding upon the Parties. The losing Party shall bear and reimburse the prevailing Party costs and expenses associated with the preparation and prosecution of the arbitration and any enforcement proceedings, including attorney fees on solicitor-client basis, unless otherwise directed by the arbitration tribunal or court of competent jurisdiction.

5.4 Where the losing Party fails to comply with such order and award, the prevailing Party shall be free to apply to a court of competent jurisdiction for an order of enforcement or such other orders or relief as may be properly granted by the court.

5.5 Nothing contained herein will limit or prohibit the rights of either Party to apply to a court of competent jurisdiction for interim protection such as, by way of example, an interim injunction or order enforcing its rights hereunder in a court of competent jurisdiction, prior or subsequent to the arbitration.

5.6 No condoning, excusing or overlooking by a Party of any default, breach or non-observance by the other at any time or times in respect of any covenants, provisions, or conditions of this Agreement shall operate as a waiver of such Party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance, so as to defeat in any way the rights of such Party in respect of any such continuing or subsequent default or breach and no waiver shall be inferred from or implied by anything done or omitted by such Party in the absence of an express waiver in writing.

5.7 No amendment or other modification of this Agreement will be binding unless executed in writing by the Parties hereto. The Parties shall cooperate in order to comply with all legal and regulatory provisions required to maintain and continue the trading status of the shares of INVESTNET at NASD.

5.8 This Agreement and everything contained herein will inure to the benefit of and be binding upon the Parties and their permitted successors and assigns.

5.9 This Agreement may be executed in counterparts and by facsimile transmission, each such counterpart together shall constitute a single instrument. Two (2) original copies of such

counterparts executed by each Party shall be forth with delivered to all other Parties by registered express mail.

5.10 For all purposes, this Agreement shall be deemed to be signed and executed at the Hong Kong SAR.

5.11 RESERVED

5.12 This Agreement shall enter into force as of the date first above written.

IN WITNESS WHEREOF the Parties have duly executed this agreement.

THE COMMON SEAL of Investnet, Inc. was hereto)
affixed in the presence of:)

______________________________)
Authorised Signatory)

______________________________)
Authorised Signatory)

THE COMMON SEAL of Champion Agent Limited)
was hereto affixed in the presence of:)

______________________________)
Authorized Signatory

THE Signature of Jiang Jin Biao)
was hereto affixed in the presence of:)

______________________________)